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For Release
November 20, 2019; 4:30 p.m.

Amerant Acquires Mercantil Bank and Trust Ltd. (Cayman)

Acquisition furthers wealth management platform expansion strategy

Coral Gables, Fla. (Nov. 20, 2019) - Amerant Bancorp Inc. (NASDAQ: AMTB and AMTBB) (the “Company”) announced today the completion of its previously announced acquisition of Grand Cayman-based Mercantil Bank and Trust Limited (Cayman) (the “Cayman Bank”) from Mercantil Holding Financiero Internacional (Mercantil), a former affiliate. The acquisition was approved by the Board of Governors of the Federal Reserve System and the Cayman Islands Monetary Authority. The Cayman Bank, which has approximately $195 million in assets under custody and management, is now wholly owned by Amerant Bank, N.A. (“Amerant Bank”) and has been rebranded “Elant Bank and Trust Ltd.”
The Cayman Bank serves and develops high net worth international customer relationships with offshore trust and estate planning services. The Company and its subsidiaries managed the Cayman Bank on behalf of Mercantil for approximately 30 years under service agreements. Amerant Bank and Amerant Trust will continue to manage the Cayman Bank. There are no integration risks or costs.
“This acquisition continues to strengthen our ability to seamlessly offer customers specialized personal wealth management and private banking services to meet their evolving financial needs,” said Millar Wilson, Vice-Chairman and CEO of Amerant. “It furthers the growth strategy for our wealth management business, and deepens and strengthens our international customer relationships.”
“The Cayman Islands have long been the ‘crown jewel’ for establishing trusts,” added Wilson. “As part of executing our relationship-focused strategy, our customers, especially our international customers, can benefit from Amerant's decades of experience to better customize wealth management solutions that help them grow and protect their wealth.”

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About Amerant Bancorp
Amerant Bancorp Inc. (NASDAQ: AMTB and AMTBB) is a bank holding company headquartered in Coral Gables, Florida. The Company operates through its subsidiaries, Amerant Bank, N.A. (the “Bank”), and its subsidiaries, Amerant Investments, Inc., Amerant Trust, N.A, and Elant Bank and Trust Ltd. The Company provides individuals and businesses in the U.S., as well as select international clients, with deposit, credit and wealth management services. The Bank, which has operated for 40 years, is the largest community bank headquartered in Florida. The Bank operates 25 banking centers-17 in South Florida and 8 in the Houston, Texas area-and loan production offices in Dallas, Texas and New York, New York.  Please visit www.amerantbank.com or https://investor.amerantbank.com for more information.